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                                                                   EXHIBIT 23.1

                            CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this Pre Effective Amendment No. 1 on Form SB-2 of our report, dated March 15, 2002, relating to the consolidated financial statements of Metropolitan Health Networks, Inc. and Subsidiaries, and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                                         KAUFMAN, ROSSIN & CO.


Miami, Florida
May 2, 2002